EXHIBIT 10.12



                             SNYDER OIL CORPORATION

                             DIRECTORS DEFERRAL PLAN


1.      PURPOSES OF THE PLAN.

        The purposes of this Plan are to attract and retain qualified Directors and to provide incentives to these Directors through the ability to defer their receipt of Director Fees.

2.      DEFINITIONS.

           (a) "Board" means the Board of Directors of the Company.

           (b) "Change of Control" means (i) the purchase or other acquisition in one or more transactions other than from the Company, by any individual, entity or group of persons within the meaning of Section 13(d)(3) or 14(d) of the Securities Exchange Act of 1934 or any comparable successor provisions, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act) of 50 percent or more of either that outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally or (ii) in connection or as a result of any tender offer, exchange offer, merger or other business combination or proxy contest the directors prior to such event no longer constitute a majority of the directors of the Company, or
           (iii) the approval by stockholders of the Company of a reorganization, merger, consolidation or other business combination, in each case, with respect to which persons who were stockholders of the Company immediately prior to such event do not immediately thereafter own more than 50% of the combined voting power of the reorganized, merged, consolidated or combined Company's then outstanding securities that are entitled to vote generally in the election of directors or (iv) the liquidation or dissolution of the Company or sale of all or substantially all of the Company's assets.

           (c) "Common Shares" means units equivalent in value and dividend rights to Common Shares, $ 0.01 par value, of the Company.

           (d) "Company" means Snyder Oil Corporation, a Delaware corporation.

           (e) "Deferred Account" means the account established by the Company for each Director who elects to defer the Fees payable to him as a Director.

           (f) "Director" means any director of the Company who is not an employee of the Company or any subsidiary of the Company.

           (g) "Election Agreement" means the written election to defer Fees signed by the Director and in the form provided by the Plan Administrator.

           (h) "Fees" means the fees payable to a Director by reason of his serving on the Board either (i) as a retainer (without regard to attendance at meetings) or (ii) on a per meeting basis. "Retainer Fees" means those Fees which are payable to a Director by reason of his serving on the Board as a retainer (without regard to attendance at meetings). Fees do not include reimbursement of expenses.

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        (i) "Market  Price" means the average of the high and low price at which a share of the Company's Common Stock, $ 0.01 par value, is traded on the New York Stock Exchange on a given date.

        (j) "Member" means any Director who has at any time deferred the receipt of Fees in accordance with this Plan.

        (k)    "Plan" means The Snyder Oil Corporation Directors Deferral Plan.

        (l) "Plan Administrator" means the person, persons or entity designated by the Company to administer the Plan and to serve as agent for the Company with respect to the Trust. If no such person or entity is serving as Plan Administrator at any time, the Company shall be Plan Administrator.

        (m) "Trust" means the rabbi trust or trusts established by the Company that identifies the Plan as a plan with respect to which assets are to be held by the Trustee.

        (n) "Trustee" means the trustee or trustees under the Trust.

        (o) "Year" means the calendar year.

3.      ELECTION TO DEFER DIRECTOR FEES.

        (a)    ELIGIBILITY.

               A Director may elect to defer receipt of all or a portion of his Fees for any Year in accordance with Paragraph 3(b) hereof.

        (b) TIME OF ELECTION.

               A Director desiring to defer all or a portion of his Fees for the upcoming Year must submit an Election Agreement to the Plan Administrator no later than the last day of the Year prior to the Year for which the election is to be effective; provided, however, that for 1997, each Director shall be permitted to elect to defer all or a portion of the Fees earned after the Company's adoption of the Plan and before December 31, 1997, provided such Director delivers an Election Agreement to the Plan Administrator within ten (10) days after adoption of the Plan.

               Any Director who was not a Director during the previous Year may make an election to defer all or a portion of the Fees for the Year in which the Director is elected to the Board by delivering an Election Agreement to the Plan Administrator within thirty (30) days of such election to the Board. A Director fulfilling the above requirements shall be considered a "Member" for purposes of this Plan.


        (c) DURATION AND NATURE OF ELECTION.

               A Member's election to defer Fees shall continue in effect from Year to Year unless modified or revoked by the Member through written notice to the Plan Administrator prior to the

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        beginning of the Year for which the  revocation  or  modification  is to apply. Modifications or revocations shall not apply retroactively, and once a Member has made, or is deemed to have made, an election to defer all or a portion of his Fees for a given Year, such election may not be modified or revoked.

4.      DEFERRAL ACCOUNTS.

        (a)    ACCOUNTS.

               The Company shall establish one or more Deferred Accounts for each Member reflecting deferrals made for the Member's benefit together with any adjustments for income, gain or loss and any payments from the Deferred Account. If a Member elects to defer all or part of a Retainer Fee (otherwise payable in the form of Company Common Shares), there shall be credited to a Member's Deferred Account, on each day on which the Retainer Fee would otherwise be paid in the form of Common Shares, units of Common Shares equal to the portion of the number of Common Shares payable as the Retainer Fee on such day which the Member elected to defer. The Plan Administrator shall establish sub-accounts for each Member that has more than one election in effect under Section 6 and such other sub-accounts as are necessary for the proper administration of the Plan. A sub-account valued on the basis of the Company's Common Shares shall be known as a "Stock Account." As of the last day of each Year, the Plan Administrator shall provide the Member with a statement of his or her Deferred Account reflecting the income, gains and losses (realized and unrealized), amounts of deferrals and distributions of such Deferred Account since the prior statement.

5.      INVESTMENTS

        (a) Deferral Accounts arising from a Member's election to defer all or a portion of a Retainer Fee payable in the form of Common Stock shall be held and invested in a Stock Account, and valued on the basis of the Company's Common Shares. Any dividends paid in cash on such Common Shares in the Stock Account shall be invested at the direction of the Member from among a selection of Funds, as described in paragraph (b) hereof. A Member may direct that all or a portion of the Common Shares held in his or her Stock Account shall be sold, in which case the proceeds of the sale shall then be invested in accordance with the Member's direction under paragraph (b) hereof.

        (b) Each Member shall designate, in accordance with the procedures established from time to time by the Plan Administrator, the manner in which the amounts allocated to his or her Deferred Account (other than the Stock Account) shall be deemed to be invested from among the Funds (as such term is hereinafter defined) made available from time to time for such purpose by the Plan
Administrator. Such Member may designate one of such Funds for the deemed investment of the amounts allocated to his or her account or such Member may split the deemed investment of the amounts allocated to his or her Deferred Account between such Funds in such increments as the Plan Administrator may prescribe. If a Member fails to make a proper designation, then his or her Deferred Account shall be deemed to be invested in the Fund or Funds designated by the Plan Administrator from time to time in a uniform and nondiscriminatory manner. The term "Funds" shall mean the investment funds designated from time to time by the Plan Administrator for the deemed investment of Deferred Accounts pursuant to this Section 5.

        (c) A Member may change his or her deemed investment designation for future amounts to be allocated to such Member's Deferred Account (other than the Stock Account). Any such change shall be

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made in accordance  with the procedures  established by the Plan  Administrator, and the frequency of such changes may be limited by the Plan Administrator.

        (d) A Member may elect to convert his or her deemed investment designation with respect to the amounts already allocated to such Member's Deferred Account (other than the Stock Account). Any such conversion shall be made in accordance with the procedures established by the Plan Administrator, and the frequency of such conversions may be limited by the Plan Administrator.

        (e) All deemed investments under the Plan shall be valued at the times and in the manner determined by the Plan Administrator in its sole discretion. The Plan Administrator may at any time and for any reason, without liability to any Member, determine in its sole discretion that a particular Fund (or asset under paragraph d. above) shall no longer be available for the deemed investment of an Deferred Account under the Plan. In such case, the deemed investment in such Fund (or asset) shall be deemed to have been liquidated on the date selected by the Plan Administrator in its sole discretion. None of the Plan, the Company, the Plan Administrator, the Trust, or the Trustee shall be responsible or liable for any loss resulting from (i) a Member's exercise of any control or discretion over the deemed investment of his or her Deferred Account and/or (ii) any actions taken by the Plan Administrator pursuant to this Section 5. Actions by the Plan Administrator pursuant to this Section 5 may vary among Members.

6.      CLAIMS OF GENERAL CREDITORS.

        All compensation deferred and amounts credited to the Deferred Accounts under this Plan shall remain a part of the general assets of the Company. Accordingly, the compensation deferred under this Plan is subject to the claims of the Company's general creditors.

7.      PAYMENT OF DEFERRED ACCOUNTS.

        A Member shall elect (in the Election Agreement used to elect to defer Fees under Section 3) the date at which the Deferral Accounts (including any earnings attributable thereto) will commence to be paid to the Member. The Member shall also elect thereon for payments to be paid in either:

        (a)    a single lump-sum payment; or

        (b) annual or monthly installments over a period elected by the Member up to 10 years, the amount of each installment to equal the balance of his or her Deferred Account immediately prior to the installment divided by the number of installments remaining to be paid.

Each such election will be effective for the Year for which it is made and succeeding Years, unless changed by the Member. Any change will be effective only for Deferrals made for the first Year beginning after the date on which the Election Agreement containing the change is filed with the Plan Administrator. Except as provided in Section 8, payment of a Member's Account shall be made in accordance with the Member's elections under this Section 7.


        With respect to all distributions to be made under the Plan, the following rules shall apply:


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               (i) All  distributions  from a Stock Account shall be paid in the form of Common Shares, and all other distributions from Deferral Accounts shall be paid in cash, subject to withholding or deduction by the Company of any taxes, contributions, payments and assessments which the Company is now or may hereafter be required or authorized by law to withhold or deduct from distributions; and

               (ii) The amount of the distribution from the Deferred Account shall be valued at the times and in the manner determined by the Plan Administrator in its sole discretion.

8.      CHANGE OF CONTROL

        In the event of a Change of Control, the Member's entire Deferred Account balance will be paid to the Member in a single lump sum as soon as possible following any Change of Control of the Company, unless provision is otherwise made in writing by the Board incident to the transaction.

9.      DEATH OF MEMBER.

        If a Member dies prior to the complete distribution of his or her Deferred Account, the balance of the Deferred Account shall be paid as soon as practicable to the Member's designated beneficiary or beneficiaries, in the form elected by the Member under either of the following options:

        (a)    a single lump-sum payment; or

        (b) annual or monthly installments over a period elected by the Member up to 10 years, the amount of each installment to equal the balance of the Account immediately prior to the installment divided by the number of installments remaining to be paid.

Any designation of beneficiary and form of payment to such beneficiary shall be made by the Member on an Election Agreement filed with the Plan Administrator and may be changed by the Member at any time by filing another Election Agreement containing the revised instructions. If no beneficiary is designated or no designated beneficiary survives the Member, payment shall be made to the Member's surviving spouse or, if none, to his or her issue per stirpes, in a single payment. If no spouse or issue survives the Member, payment shall be made in a single lump sum to the Member's estate.

10.     ADMINISTRATION.

        (a)    PLAN ADMINISTRATION AND INTERPRETATION.

           The Plan Administrator shall oversee the administration of the Plan. The Plan Administrator shall have complete control and authority to determine the rights and benefits and all claims, demands and actions arising out of the provisions of the Plan of any Member, beneficiary, deceased Member, or other person having or claiming to have any interest under the Plan. The Plan Administrator shall have complete discretion to interpret the Plan to decide all matters under the Plan. Such interpretation and decision shall be final, conclusive and binding on all Members and any person claiming under or through any Member, in the absence of clear and convincing evidence that the Plan Administrator acted arbitrarily and capriciously. Any individual(s) serving as Plan Administrator who is a Member will not vote or act on any matter relating solely to himself or herself. When making a determination or

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calculation,  the Plan  Administrator  shall be entitled to rely on  information furnished by a Member, a beneficiary, the Company or the Trustee.

        (b)    POWERS, DUTIES, PROCEDURES, ETC.

        The Plan Administrator shall have such powers and duties, may adopt such rules, may act in accordance with such procedures, may appoint such officers or agents, may delegate such powers and duties, may receive such reimbursements and compensation, and shall follow such claims and appeal procedures with respect to the Plan as it may establish.

        (c)    INFORMATION

        To enable the Plan Administrator to perform its functions, the Company shall supply full and timely information to the Plan Administrator on all matters relating to Members' Fees and such other pertinent facts as the Plan Administrator may require.

        (d)    INDEMNIFICATION OF PLAN ADMINISTRATOR

        The Company agrees to indemnify and to defend to the fullest extent permitted by law any officer(s) or employee(s) who serve as Plan Administrator (including any such individual who formerly served as Plan Administrator) against all liabilities, damages, costs and expenses (including attorneys' fees and amounts paid in settlement of any claims approved by the Company) occasioned by any act or omission to act in connection with the Plan, if such act or omission is in good faith.

11.     TERMINATION OR MODIFICATION OF PLAN.

        This Plan may be terminated, modified, or amended at the sole discretion of the Board. If this Plan is terminated, the remaining Deferred Account balances will be distributed pursuant to the terms of this Plan and no additional deferrals will be permitted.

12.     NON-ALIENATION.

        The amounts credited to any Deferred Accounts maintained under the Plan may not be pledged, assigned, or transferred by the Director for whom such Account is maintained or by any other individual, and any purported pledge, assignment, or transfer shall be void and unenforceable.

13.     CLAIMS OF OTHER PERSONS.

        The provisions of the Plan shall in no event be construed as giving any person, firm or corporation any legal or equitable right as against the Company or any subsidiary, or the officers, employees, or directors of the Company or any subsidiary, except any such rights as are specifically provided for in the Plan or are hereafter created in accordance with the terms and provisions of the Plan.

14.     SEVERABILITY.

        The invalidity and unenforceability of any particular provision of the Plan shall not affect any other provision hereof, and the Plan shall be construed in all respects as if each invalid or unenforceable provisions were omitted herefrom.

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15.     GOVERNING LAW.

        The provisions of the Plan shall be governed by and construed in accordance with the laws of the State of Texas.


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